EXHIBIT 10.4

BIONEXUS GENE LAB CORPORATION

Stock Grant Agreement

Effective Date: October 1, 2019

Grantee: Chan Chong Wong – Chief Executive Officer (“Grantee”)

                       Name                                   Title

Number of shares of Common Stock subject to Grant: 5,000,000

Definitions

As used herein the following words and phrases shall have the meanings ascribed thereto.

“Business Relationship with the Company” means the officer/employer relationship between the Grantee and the Company or a Related Corporation pursuant to any other oral or written agreement between the parties.

"Cause Event" shall mean conduct involving one or more of the following: (i) the substantial and continuing willful disregard by Grantee, after notice thereof, to render services to the Company or any Related Corporation in accordance with the terms or requirements of his or her Continuous Business Relationship with the Company; (ii) acts of disloyalty, gross negligence, willful misconduct, dishonesty, fraud, willful disparagement of the Company or its principals, or breach of fiduciary duty, if any, to the Company or any Related Corporation; (iii) deliberate disregard of the rules or policies of the Company or any Related Corporation, or breach of an employment or other agreement or arrangement with the Company or any Related Corporation, which results in direct or indirect loss, damage or injury to the Company or any Related Corporation; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company or any Related Corporation; or (v) the commission of an act which constitutes unfair competition with the Company or any Related Corporation, which induces any customer or supplier to breach a contract with the Company or any Related Corporation or which damages the business or reputation of the Company or Related Corporation.

“Common Stock” means the Company’s common stock, no par value.

“Company” means Bionexus Gene Lab Corporation, a Wyoming corporation, or any successor corporation or entity.

“Continuous Business Relationship with the Company” means a service to the Company or a Related Corporation performed on a regular and daily basis consistent with his/her capacity as an officer of the Company pursuant to the terms of any oral or written agreement between the parties. For purposes hereof, a Business Relationship with the Company shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service); PROVIDED that the period of such leave does not exceed 90 days. This Grant shall not be affected by any change of Business Relationship with the Company within or among the Company or any Related Corporation so long as the Grantee continuously maintains its Continuous Business Relationship with the Company.

“Disability” or “Disabled” means the material inability, in the reasonable opinion of the Board of Directors of the Grantee to complete its Continuous Business Relationship with the Company in a timely manner due his physical and/or mental infirmity.

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“Related Corporation” means any subsidiary of the Company, including BGS Lab Sdn. Bdh., a Malaysian company.

1.

Grant of Stock

You are hereby granted Five Million (5,000,000) shares of common stock (“Grant Shares”), subject to the terms and conditions hereof. The date of grant is October 1, 2019.

2.

Vesting

Subject to the other terms and conditions herein, including the Termination Provisions of Section 4, all of the shares shall vest as of the Effective Date, however, the Grant Shares shall be subject to clawback rights by the Company as provided in Section 4 below.

3.

Compensation

The Grant Shares shall represent your sole compensation as an officer and director of the Company for the following periods (each a “Period”);

First Period:	The initial one third of the Grant Shares (or 1,666,667) shall be allocable to Grantee as of the Grant Date.
Second Period:	The second one third of the Grant Shares (or 1,666,666) shall be allocable to Grantee for the period from October 1, 2019 to September 30, 2020.
Third Period:	The third one third of the Grant Shares (or 1,666,666) shall be allocable to Grantee for the period from October 1, 2020 to September 30, 2021.

4.

Clawback Provisions

4.01. Notwithstanding any provisions in this Agreement to the contrary, any Grant Shares issued hereunder shall be subject to recoupment and recapture as provided in this Section 4 or to the extent necessary to comply with the requirements of any Company-adopted policy, any laws or regulations, listing policy of any exchange or market.

4.02. By accepting these Grant Shares, Grantee agrees and acknowledges that he or she is obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover, recoup or recapture the Grant Shares (or monies received upon the sale of such shares) pursuant to such law, government regulation, stock exchange or market listing requirement or the terms herein. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover, recoup or recapture any such Grant Shares.

4.03. Absent any formal clawback policy of the Company, Grantee agrees that he/she shall forfeit and pay back to the Company all of such Grant Shares (or monies received upon the sale of such shares) if a majority of the members of the Board determine that the Grantee had committed a Cause Event during the period from the Grant Date to and including September 30, 2022.

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4.04. Subject however to the provisions Subsection 4.03 above, if Grantee’s Continuous Business Relationship with the Company is terminated due to Grantee’s resignation or Disability (“Termination Event”) occurring in the Second or Third Periods, then in such event, the number of Grant Shares (or monies received upon the sale of such shares) subject to the clawback provision and shall be as follows:

A. If the Termination Event occurs during the Second Period, then the Grantee shall forfeit and return 2/3rds of the Grant Shares (or monies received upon the sale of such shares) to the Company, and

B. If the Termination Event occurs during the Third Period, then the Grantee shall forfeit and return 1/3rd of the Grant Shares (or monies received upon the sale of such shares) to the Company.

5.

Grant Share Issuance

As promptly as practicable, and in any event within five (5) business days after the date of this Agreement, the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Grant Shares. Alternatively, instead of issuing a certificate, the Company may provide written confirmation from its transfer agent that the Grant shares have been issued in book form.

6.

Investment Purposes; Restrictions On Resale; Legend

6.01. Each Grantee represents and warrants that he/she is acquiring the Grant Shares for investment purposes and not with a view to re-sell or re-distribute.

6.02. Grant Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Grant Shares, in addition to the customary restricted stock legend, also shall bear a legend substantially as follows:

"The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Grant Agreement, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

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7.

Rights as Shareholder, Other Rights and Taxes

7.01. The Company shall have no obligation to register the Granted Shares with the Securities and Exchange Commission.

7.02. A Grantee shall pay all taxes, including ad valorum, income, or other and similar taxes, and other fees in connection with the ownership and receipt of the vested Granted Shares. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the Stock Grant, the Grantee hereby agrees that the Company may withhold from the Grantee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Grantee on exercise of this Grant. The Grantee further agrees that, if the Company does not withhold an amount from the Grantee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Grantee will make reimbursement on demand, in cash, for the amount underwithheld.

8.

Miscellaneous

8.01. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Grantee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

8.02. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

8.03. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this Grant.

8.04. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

8.05. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees, and assigns.

8.06. This Agreement shall be governed by and interpreted in accordance with the laws of Wyoming, without giving effect to the principles of the conflicts of laws thereof.

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Bionexus Gene Lab Corporation

/s/ Chi Yuen (George) Leong
Chi Yuen (George) Leong
President

Grantee
Chan Chong Wong

/s/ Chan Chong Wong
Signature

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BIONEXUS GENE LAB CORPORATION

Stock Grant Agreement

Effective Date: October 1, 2019

Grantee: Chi Yuen (George) Leong - President (“Grantee”)

                         Name                              Title

Number of shares of Common Stock subject to Grant: 5,000,000

Definitions

As used herein the following words and phrases shall have the meanings ascribed thereto.

“Business Relationship with the Company” means the officer/employer relationship between the Grantee and the Company or a Related Corporation pursuant to any other oral or written agreement between the parties.

"Cause Event" shall mean conduct involving one or more of the following: (i) the substantial and continuing willful disregard by Grantee, after notice thereof, to render services to the Company or any Related Corporation in accordance with the terms or requirements of his or her Continuous Business Relationship with the Company; (ii) acts of disloyalty, gross negligence, willful misconduct, dishonesty, fraud, willful disparagement of the Company or its principals, or breach of fiduciary duty, if any, to the Company or any Related Corporation; (iii) deliberate disregard of the rules or policies of the Company or any Related Corporation, or breach of an employment or other agreement or arrangement with the Company or any Related Corporation, which results in direct or indirect loss, damage or injury to the Company or any Related Corporation; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company or any Related Corporation; or (v) the commission of an act which constitutes unfair competition with the Company or any Related Corporation, which induces any customer or supplier to breach a contract with the Company or any Related Corporation or which damages the business or reputation of the Company or Related Corporation.

“Common Stock” means the Company’s common stock, no par value.

“Company” means Bionexus Gene Lab Corporation, a Wyoming corporation, or any successor corporation or entity.

“Continuous Business Relationship with the Company” means a service to the Company or a Related Corporation performed on a regular and daily basis consistent with his/her capacity as an officer of the Company pursuant to the terms of any oral or written agreement between the parties. For purposes hereof, a Business Relationship with the Company shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service); PROVIDED that the period of such leave does not exceed 90 days. This Grant shall not be affected by any change of Business Relationship with the Company within or among the Company or any Related Corporation so long as the Grantee continuously maintains its Continuous Business Relationship with the Company.

“Disability” or “Disabled” means the material inability, in the reasonable opinion of the Board of Directors of the Grantee to complete its Continuous Business Relationship with the Company in a timely manner due his physical and/or mental infirmity.

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“Related Corporation” means any subsidiary of the Company, including BGS Lab Sdn. Bdh., a Malaysian company.

1.

Grant of Stock

You are hereby granted Five Million (5,000,000) shares of common stock (“Grant Shares”), subject to the terms and conditions hereof. The date of grant is October 1, 2019.

2.

Vesting

Subject to the other terms and conditions herein, including the Termination Provisions of Section 4, all of the shares shall vest as of the Effective Date, however, the Grant Shares shall be subject to clawback rights by the Company as provided in Section 4 below.

3.

Compensation

The Grant Shares shall represent your sole compensation as an officer and director of the Company for the following periods (each a “Period”);

First Period:	The initial one third of the Grant Shares (or 1,666,667) shall be allocable to Grantee as of the Grant Date.
Second Period:	The second one third of the Grant Shares (or 1,666,666) shall be allocable to Grantee for the period from October 1, 2019 to September 30, 2020.
Third Period:	The third one third of the Grant Shares (or 1,666,666) shall be allocable to Grantee for the period from October 1, 2020 to September 30, 2021.

4.

Clawback Provisions

4.01. Notwithstanding any provisions in this Agreement to the contrary, any Grant Shares issued hereunder shall be subject to recoupment and recapture as provided in this Section 4 or to the extent necessary to comply with the requirements of any Company-adopted policy, any laws or regulations, listing policy of any exchange or market.

4.02. By accepting these Grant Shares, Grantee agrees and acknowledges that he or she is obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover, recoup or recapture the Grant Shares (or monies received upon the sale of such shares) pursuant to such law, government regulation, stock exchange or market listing requirement or the terms herein. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover, recoup or recapture any such Grant Shares.

4.03. Absent any formal clawback policy of the Company, Grantee agrees that he/she shall forfeit and pay back to the Company all of such Grant Shares (or monies received upon the sale of such shares) if a majority of the members of the Board determine that the Grantee had committed a Cause Event during the period from the Grant Date to and including September 30, 2022.

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4.04. Subject however to the provisions Subsection 4.03 above, if Grantee’s Continuous Business Relationship with the Company is terminated due to Grantee’s resignation or Disability (“Termination Event”) occurring in the Second or Third Periods, then in such event, the number of Grant Shares (or monies received upon the sale of such shares) subject to the clawback provision and shall be as follows:

A. If the Termination Event occurs during the Second Period, then the Grantee shall forfeit and return 2/3rds of the Grant Shares (or monies received upon the sale of such shares) to the Company, and

B. If the Termination Event occurs during the Third Period, then the Grantee shall forfeit and return 1/3rd of the Grant Shares (or monies received upon the sale of such shares) to the Company.

5.

Grant Share Issuance

As promptly as practicable, and in any event within five (5) business days after the date of this Agreement, the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Grant Shares. Alternatively, instead of issuing a certificate, the Company may provide written confirmation from its transfer agent that the Grant shares have been issued in book form.

6.

Investment Purposes; Restrictions On Resale; Legend

6.01. Each Grantee represents and warrants that he/she is acquiring the Grant Shares for investment purposes and not with a view to re-sell or re-distribute.

6.02. Grant Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Grant Shares, in addition to the customary restricted stock legend, also shall bear a legend substantially as follows:

"The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Grant Agreement, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

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7.

Rights as Shareholder, Other Rights and Taxes

7.01. The Company shall have no obligation to register the Granted Shares with the Securities and Exchange Commission.

7.02. A Grantee shall pay all taxes, including ad valorum, income, or other and similar taxes, and other fees in connection with the ownership and receipt of the vested Granted Shares. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the Stock Grant, the Grantee hereby agrees that the Company may withhold from the Grantee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Grantee on exercise of this Grant. The Grantee further agrees that, if the Company does not withhold an amount from the Grantee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Grantee will make reimbursement on demand, in cash, for the amount underwithheld.

8.

Miscellaneous

8.01. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Grantee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

8.02. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

8.03. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this Grant.

8.04. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

8.05. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees, and assigns.

8.06. This Agreement shall be governed by and interpreted in accordance with the laws of Wyoming, without giving effect to the principles of the conflicts of laws thereof.

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Bionexus Gene Lab Corporation

/s/ Chan Chong Wong
Chan Chong Wong
Chief Executive Officer

Grantee
Chi Yuen (George) Leong

/s/ Chi Yuen (George) Leong
Signature

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BIONEXUS GENE LAB CORPORATION

Stock Grant Agreement

Effective Date: October 1, 2019

Grantee: Soo Kow (Kenny) Lai - Chairman (“Grantee”)

                        Name                             Title

Number of shares of Common Stock subject to Grant: 5,000,000

Definitions

As used herein the following words and phrases shall have the meanings ascribed thereto.

“Business Relationship with the Company” means the officer/employer relationship between the Grantee and the Company or a Related Corporation pursuant to any other oral or written agreement between the parties.

"Cause Event" shall mean conduct involving one or more of the following: (i) the substantial and continuing willful disregard by Grantee, after notice thereof, to render services to the Company or any Related Corporation in accordance with the terms or requirements of his or her Continuous Business Relationship with the Company; (ii) acts of disloyalty, gross negligence, willful misconduct, dishonesty, fraud, willful disparagement of the Company or its principals, or breach of fiduciary duty, if any, to the Company or any Related Corporation; (iii) deliberate disregard of the rules or policies of the Company or any Related Corporation, or breach of an employment or other agreement or arrangement with the Company or any Related Corporation, which results in direct or indirect loss, damage or injury to the Company or any Related Corporation; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company or any Related Corporation; or (v) the commission of an act which constitutes unfair competition with the Company or any Related Corporation, which induces any customer or supplier to breach a contract with the Company or any Related Corporation or which damages the business or reputation of the Company or Related Corporation.

“Common Stock” means the Company’s common stock, no par value.

“Company” means Bionexus Gene Lab Corporation, a Wyoming corporation, or any successor corporation or entity.

“Continuous Business Relationship with the Company” means a service to the Company or a Related Corporation performed on a regular and daily basis consistent with his/her capacity as an officer of the Company pursuant to the terms of any oral or written agreement between the parties. For purposes hereof, a Business Relationship with the Company shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service); PROVIDED that the period of such leave does not exceed 90 days. This Grant shall not be affected by any change of Business Relationship with the Company within or among the Company or any Related Corporation so long as the Grantee continuously maintains its Continuous Business Relationship with the Company.

“Disability” or “Disabled” means the material inability, in the reasonable opinion of the Board of Directors of the Grantee to complete its Continuous Business Relationship with the Company in a timely manner due his physical and/or mental infirmity.

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“Related Corporation” means any subsidiary of the Company, including BGS Lab Sdn. Bdh., a Malaysian company.

1.

Grant of Stock

You are hereby granted Five Million (5,000,000) shares of common stock (“Grant Shares”), subject to the terms and conditions hereof. The date of grant is October 1, 2019.

2.

Vesting

Subject to the other terms and conditions herein, including the Termination Provisions of Section 4, all of the shares shall vest as of the Effective Date, however, the Grant Shares shall be subject to clawback rights by the Company as provided in Section 4 below.

3.

Compensation

The Grant Shares shall represent your sole compensation as an officer and director of the Company for the following periods (each a “Period”);

First Period:	The initial one third of the Grant Shares (or 1,666,667) shall be allocable to Grantee as of the Grant Date.
Second Period:	The second one third of the Grant Shares (or 1,666,666) shall be allocable to Grantee for the period from October 1, 2019 to September 30, 2020.
Third Period:	The third one third of the Grant Shares (or 1,666,666) shall be allocable to Grantee for the period from October 1, 2020 to September 30, 2021.

4.

Clawback Provisions

4.01. Notwithstanding any provisions in this Agreement to the contrary, any Grant Shares issued hereunder shall be subject to recoupment and recapture as provided in this Section 4 or to the extent necessary to comply with the requirements of any Company-adopted policy, any laws or regulations, listing policy of any exchange or market.

4.02. By accepting these Grant Shares, Grantee agrees and acknowledges that he or she is obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover, recoup or recapture the Grant Shares (or monies received upon the sale of such shares) pursuant to such law, government regulation, stock exchange or market listing requirement or the terms herein. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover, recoup or recapture any such Grant Shares.

4.03. Absent any formal clawback policy of the Company, Grantee agrees that he/she shall forfeit and pay back to the Company all of such Grant Shares (or monies received upon the sale of such shares) if a majority of the members of the Board determine that the Grantee had committed a Cause Event during the period from the Grant Date to and including September 30, 2022.

12

4.04. Subject however to the provisions Subsection 4.03 above, if Grantee’s Continuous Business Relationship with the Company is terminated due to Grantee’s resignation or Disability (“Termination Event”) occurring in the Second or Third Periods, then in such event, the number of Grant Shares (or monies received upon the sale of such shares) subject to the clawback provision and shall be as follows:

A. If the Termination Event occurs during the Second Period, then the Grantee shall forfeit and return 2/3rds of the Grant Shares (or monies received upon the sale of such shares) to the Company, and

B. If the Termination Event occurs during the Third Period, then the Grantee shall forfeit and return 1/3rd of the Grant Shares (or monies received upon the sale of such shares) to the Company.

5.

Grant Share Issuance

As promptly as practicable, and in any event within five (5) business days after the date of this Agreement, the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Grant Shares. Alternatively, instead of issuing a certificate, the Company may provide written confirmation from its transfer agent that the Grant shares have been issued in book form.

6.

Investment Purposes; Restrictions On Resale; Legend

6.01. Each Grantee represents and warrants that he/she is acquiring the Grant Shares for investment purposes and not with a view to re-sell or re-distribute.

6.02. Grant Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Grant Shares, in addition to the customary restricted stock legend, also shall bear a legend substantially as follows:

"The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Grant Agreement, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

13

7.

Rights as Shareholder, Other Rights and Taxes

7.01. The Company shall have no obligation to register the Granted Shares with the Securities and Exchange Commission.

7.02. A Grantee shall pay all taxes, including ad valorum, income, or other and similar taxes, and other fees in connection with the ownership and receipt of the vested Granted Shares. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the Stock Grant, the Grantee hereby agrees that the Company may withhold from the Grantee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Grantee on exercise of this Grant. The Grantee further agrees that, if the Company does not withhold an amount from the Grantee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Grantee will make reimbursement on demand, in cash, for the amount underwithheld.

8.

Miscellaneous

8.01. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Grantee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

8.02. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

8.03. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this Grant.

8.04. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

8.05. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees, and assigns.

8.06. This Agreement shall be governed by and interpreted in accordance with the laws of Wyoming, without giving effect to the principles of the conflicts of laws thereof.

[REMAINDER OF PAGE LEFT BLANK]

14

Bionexus Gene Lab Corporation

/s/ Chan Chong Wong
Chan Chong Wong
Chief Executive Officer

Grantee
Soo Kow (Kenny) Lai

/s/ Soo Kow (Kenny) Lai
Signature

15

BIONEXUS GENE LAB CORPORATION

Stock Grant Agreement

Effective Date: October 1, 2019

Grantee: Wei Li Leong - Chief Financial Officer (“Grantee”)

                         Name                           Title

Number of shares of Common Stock subject to Grant: 2,000,000

Definitions

As used herein the following words and phrases shall have the meanings ascribed thereto.

“Business Relationship with the Company” means the officer/employer relationship between the Grantee and the Company or a Related Corporation pursuant to any other oral or written agreement between the parties.

"Cause Event" shall mean conduct involving one or more of the following: (i) the substantial and continuing willful disregard by Grantee, after notice thereof, to render services to the Company or any Related Corporation in accordance with the terms or requirements of his or her Continuous Business Relationship with the Company; (ii) acts of disloyalty, gross negligence, willful misconduct, dishonesty, fraud, willful disparagement of the Company or its principals, or breach of fiduciary duty, if any, to the Company or any Related Corporation; (iii) deliberate disregard of the rules or policies of the Company or any Related Corporation, or breach of an employment or other agreement or arrangement with the Company or any Related Corporation, which results in direct or indirect loss, damage or injury to the Company or any Related Corporation; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company or any Related Corporation; or (v) the commission of an act which constitutes unfair competition with the Company or any Related Corporation, which induces any customer or supplier to breach a contract with the Company or any Related Corporation or which damages the business or reputation of the Company or Related Corporation.

“Common Stock” means the Company’s common stock, no par value.

“Company” means Bionexus Gene Lab Corporation, a Wyoming corporation, or any successor corporation or entity.

“Continuous Business Relationship with the Company” means a service to the Company or a Related Corporation performed on a regular and daily basis consistent with his/her capacity as an officer of the Company pursuant to the terms of any oral or written agreement between the parties. For purposes hereof, a Business Relationship with the Company shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service); PROVIDED that the period of such leave does not exceed 90 days. This Grant shall not be affected by any change of Business Relationship with the Company within or among the Company or any Related Corporation so long as the Grantee continuously maintains its Continuous Business Relationship with the Company.

“Disability” or “Disabled” means the material inability, in the reasonable opinion of the Board of Directors of the Grantee to complete its Continuous Business Relationship with the Company in a timely manner due his physical and/or mental infirmity.

16

“Related Corporation” means any subsidiary of the Company, including BGS Lab Sdn. Bdh., a Malaysian company.

1.

Grant of Stock

You are hereby granted Two Million (2,000,000) shares of common stock (“Grant Shares”), subject to the terms and conditions hereof. The date of grant is October 1, 2019.

2.

Vesting

Subject to the other terms and conditions herein, including the Termination Provisions of Section 4, all of the shares shall vest as of the Effective Date, however, the Grant Shares shall be subject to clawback rights by the Company as provided in Section 4 below.

3.

Compensation

The Grant Shares shall represent your sole compensation as an officer and director of the Company for the following periods (each a “Period”);

First Period:	The initial one third of the Grant Shares (or 666,667) shall be allocable to Grantee as of the Grant Date.
Second Period:	The second one third of the Grant Shares (or 666,666) shall be allocable to Grantee for the period from October 1, 2019 to September 30, 2020.
Third Period:	The third one third of the Grant Shares (or 666,666) shall be allocable to Grantee for the period from October 1, 2020 to September 30, 2021.

4.

Clawback Provisions

4.01. Notwithstanding any provisions in this Agreement to the contrary, any Grant Shares issued hereunder shall be subject to recoupment and recapture as provided in this Section 4 or to the extent necessary to comply with the requirements of any Company-adopted policy, any laws or regulations, listing policy of any exchange or market.

4.02. By accepting these Grant Shares, Grantee agrees and acknowledges that he or she is obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover, recoup or recapture the Grant Shares (or monies received upon the sale of such shares) pursuant to such law, government regulation, stock exchange or market listing requirement or the terms herein. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover, recoup or recapture any such Grant Shares.

4.03. Absent any formal clawback policy of the Company, Grantee agrees that he/she shall forfeit and pay back to the Company all of such Grant Shares (or monies received upon the sale of such shares) if a majority of the members of the Board determine that the Grantee had committed a Cause Event during the period from the Grant Date to and including September 30, 2022.

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4.04. Subject however to the provisions Subsection 4.03 above, if Grantee’s Continuous Business Relationship with the Company is terminated due to Grantee’s resignation or Disability (“Termination Event”) occurring in the Second or Third Periods, then in such event, the number of Grant Shares (or monies received upon the sale of such shares) subject to the clawback provision and shall be as follows:

A. If the Termination Event occurs during the Second Period, then the Grantee shall forfeit and return 2/3rds of the Grant Shares (or monies received upon the sale of such shares) to the Company, and

B. If the Termination Event occurs during the Third Period, then the Grantee shall forfeit and return 1/3rd of the Grant Shares (or monies received upon the sale of such shares) to the Company.

5.

Grant Share Issuance

As promptly as practicable, and in any event within five (5) business days after the date of this Agreement, the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Grant Shares. Alternatively, instead of issuing a certificate, the Company may provide written confirmation from its transfer agent that the Grant shares have been issued in book form.

6.

Investment Purposes; Restrictions On Resale; Legend

6.01. Each Grantee represents and warrants that he/she is acquiring the Grant Shares for investment purposes and not with a view to re-sell or re-distribute.

6.02. Grant Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Grant Shares, in addition to the customary restricted stock legend, also shall bear a legend substantially as follows:

"The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Grant Agreement, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

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7.

Rights as Shareholder, Other Rights and Taxes

7.01. The Company shall have no obligation to register the Granted Shares with the Securities and Exchange Commission.

7.02. A Grantee shall pay all taxes, including ad valorum, income, or other and similar taxes, and other fees in connection with the ownership and receipt of the vested Granted Shares. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the Stock Grant, the Grantee hereby agrees that the Company may withhold from the Grantee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Grantee on exercise of this Grant. The Grantee further agrees that, if the Company does not withhold an amount from the Grantee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Grantee will make reimbursement on demand, in cash, for the amount underwithheld.

8.

Miscellaneous

8.01. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Grantee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

8.02. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

8.03. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this Grant.

8.04. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

8.05. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees, and assigns.

8.06. This Agreement shall be governed by and interpreted in accordance with the laws of Wyoming, without giving effect to the principles of the conflicts of laws thereof.

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Bionexus Gene Lab Corporation

/s/ Chan Chong Wong
Chan Chong Wong
Chief Executive Officer

Grantee
Wei Li Leong

/s/ Wei Li Leong
Signature

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